                                                                    Exhibit 10.5



          THIS MASTER AGREEMENT (this "Agreement") is entered into as of February 22, 2000 (the "Effective Date"), by and among SUNRISE TELECOM, INC., a California corporation ("Buyer") represented by Paolo Barozzi Esq. born Novara on March 14, 1958, Fiscal Code BRZ PLA 58C14 F952B, domiciled at Milan, Via Vivaio n. 6, duly appointed, to such extent, through Special Powers of Attorney granted to the latter by virtue of Unanimous Written Consent of the Board of Directors of Buyer on February 15, 2000, and FRANCO MESSORI, FRANCO CORRADINI, ANGELO BACCARANI, and LUCIA BARBARA SILVANI (the "Shareholders").

          WHEREAS, the Shareholders own, as hereinafter set forth, the quotas representing the 55% of the issued and outstanding stock capital (the "Quotas ") of Pro. Tel. S.r.l., an Italian limited liability company (the "Company"):

          (i)    Franco Messori         40%;
          (ii)   Franco Corradini        5%;
          (iii)  Angelo Baccarani        5%;
          (iv)   Lucia Barbara Silvani   5%.

          WHEREAS, the Shareholders desire to sell to Buyer, and Buyer desires to purchase from the Shareholders all of the Quotas.

          WHEREAS, the Board of Directors of Buyer has approved the acquisition of the Quotas by Buyer on the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained, the parties agree as follows :

                                   ARTICLE I
                                   ---------

                       Sale and Purchase of Common Stock
                       ---------------------------------

          SECTION 1.01.  Sale and Purchase.  Subject to the terms and conditions
                         -----------------
herein set forth, the Shareholders shall sell, assign and transfer to Buyer and Buyer shall purchase from the Shareholders the Quotas.

          SECTION 1.02.  Closing. The closing of the purchase and sale of the
                         -------
Quotas (the "Closing") will take place on February 22, 2000, at the offices of Anna Pellegrino Notary Public in Milan, Via Torquato Tasso No. 1.

     (a)  Shareholder Deliveries. The Shareholders shall deliver to Buyer at the
          ----------------------
Closing:

          (i) Consents executed by all necessary parties whose consent to the transactions contemplated hereby is required under the terms of the Company's contracts, licenses or rights as listed in Schedule 1.02 (a) hereto.

          (ii) Noncompetition agreements in substantially the form of Exhibit A hereto executed by each of the Shareholders.

          (iii) Employment Agreements in substantially the form of Exhibit B hereto executed by each of the Shareholders and any other person listed in Exhibit E hereto.

          (iv) Lockup Agreements in substantially the form of Exhibit C hereto executed by each of the Shareholders.

          (v) Confidential Information and Invention Assignment Agreements in substantially the form of Exhibit D hereto executed by each of the Shareholders and each of the Company's other employees.

     (b)  Buyer Deliveries. Buyer shall deliver to the Shareholders at the
          ----------------
Closing:

          (i) Wire transfers payable to the Shareholders in the respective amounts indicated on Schedule 1.02(b) attached hereto and in the aggregate amount of $ 2.145 million

          (ii) Stock certificates registered in the names of the Shareholders in the respective amounts indicated on Schedule 1.02(b) attached hereto and evidencing a total of No. 91.668 Common Stock of Buyer.

          (iii) Noncompetition agreements in substantially the form of Exhibit A hereto with each of the Shareholders executed by Buyer.

           (iv) Employment Agreements in substantially the form of Exhibit B hereto with each of the persons listed in Exhibit E hereto executed by Buyer.

           (v) Stock Option Agreements in substantially the form of Exhibit F hereto with each of the persons listed in Exhibit E hereto executed by Buyer

     (c)  Short-form. At the Closing, the Buyer and the Shareholders
          ----------
(hereinafter jointly the "Parties") shall execute before the Italian Notary Public the agreement for the sale and purchase of the Quotas, the contents thereof being similar to those referred in Exhibit G (hereinafter the "Short-form"). The Parties acknowledge that the Short-form shall be executed in compliance with the provisions of article 2479 of the Italian Civil Code. It is also agreed by the Parties that this Agreement shall, in any case and for all legal purposes, prevail over the Short-form.

          SECTION 1.03.  The Purchase Price. For purposes hereof the Purchase
                         ------------------
Price shall consist of the sum of $ 2.145 million, plus 91,668 shares of Buyer Common Stock (the "Buyer Common Stock") and shall be divided among and paid to each of the Shareholders as follows:

          (i) Franco Messori $1,560,000 plus No 66,667 of shares of Buyer Common Stock;

          (ii) Franco Corradini $195,000 plus No 8,333 of shares of Buyer Common Stock;

          (iii) Angelo Baccarani $195,000 plus No 8,334 of shares of Buyer Common Stock;

          (iv) Lucia Barbara Silvani $195,000 plus No 8,334 of shares of Buyer Common Stock.

The Purchase Price shall be subject to adjustment as provided in Section 1.04 hereof.

          SECTION 1.04.  Adjustments to Purchase Price. After the Closing,
                         -----------------------------
Buyer's accountants will prepare an audited balance sheet of the Company as of the Closing (the "Closing Balance Sheet"). If the Closing Balance Sheet reflects
(i) the absence of any debt other than ordinary course trade payables, (ii) Positive Net Assets and, (iii) in any case, the absence of any decline in Net Assets from the net assets reflected in the balance sheet of the Company as of December 31, 1999 audited by KPMG there shall be no adjustment to the Purchase Price. The Purchase Price shall be adjusted downward on a dollar-for-dollar basis by (i) the amount of debt other than ordinary course trade payables reflected on the Closing Balance Sheet, and (ii) the amount of any Negative Net Assets. For purposes hereof, Net Assets shall mean the sum of cash, accounts receivable and inventory less total liabilities; and the amount of any positive (or negative) Net Assets shall be the amount by which the Net Assets are greater than (or less than) zero.

          SECTION 1.05.  Repayment.  In the event of a Purchase Price adjustment
                         ---------
pursuant to Section 1.04, each Shareholder shall promptly pay his pro rata portion of such Purchase Price adjustment to Buyer in cash and/or Buyer Common Stock. In the event that any Shareholder fails to make any such repayment, Buyer, at its election may (i) cancel the corresponding number of shares of Buyer Common Stock held by such Shareholder,
(ii) set off the amount of any such repayment obligation against any amounts owed to such Shareholder by Buyer or the Company pursuant to the Noncompetition Agreement with such Shareholder or (iii) take such other action as Buyer deems appropriate.

          SECTION 1.06.  Further Cooperation. From time to time after the
                         -------------------
Closing, the Shareholders at Buyer's request and without further consideration, agrees to take or cause to be taken such further or other action as may reasonably be necessary or appropriate in order to effectuate the quotas purchase and sale contemplated by this Agreement.

                                  ARTICLE II
                                  ----------

                        Representations and Warranties
                        ------------------------------

          SECTION 2.01.  Representations and Warranties of the Shareholders. The
                         --------------------------------------------------
Shareholders hereby jointly and severally represent and warrant to Buyer as follows:

          (a)  Organization.  The Company is a limited liability company duly
               ------------
organized, validly existing and in good standing under the laws of Italy.

          (b)  Authority To Do Business. The Company has all requisite power and
               ------------------------
authority to own or lease and operate its properties and to carry on its business as now conducted.

          (c)  Binding Obligation.  This Agreement has been duly executed and
               ------------------
delivered by the Shareholders and constitutes a valid and binding obligation of the Shareholders enforceable in accordance with its terms. The execution, delivery and performance by the Shareholders of this Agreement does not and will not conflict with, or result in any violation of or default under, any provision of the Articles of Incorporation or By-laws of the Company or any ordinance, rule, regulation, judgment, order, decree, agreement, instrument or license applicable to the Company or to any of its respective properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to the Shareholders or the Company in connection with the Shareholders' execution, delivery of this Agreement or the performance by the Shareholders or the Company of the obligations contemplated hereby.

          (d)  Title to Quotas.  The Shareholders have good and marketable title
               ---------------
to all of the Quotas, free and clear of all claims, liens, security interests, pledges, charges or encumbrances of any nature whatsoever, and the transfer of the Quotas to Buyer pursuant to this Agreement will pass good and marketable title to the Quotas , free and clear of all claims, liens, security interests, pledges, charges or encumbrances of any nature whatsoever.

          (e)  Capitalization.  The Company's authorized capital stock is equal
               --------------
to ITL 500,000,000 and it is fully subscribed and paid in. No other equity securities of the Company other than the Quotas are authorized, issued or outstanding, and there are no outstanding options, warrants, agreements, contracts, calls, commitments, or demands of any character, preemptive or otherwise, other than the Agreement, relating to any of the Common Stock.

          (f)  Real Property.  Schedule 2.01(f) includes a complete list of all
               -------------
real property used by the Company, all of which real property is leased by the Company ("Leased Real Property"). Except as set forth on Schedule 2.01(f), the Company has valid lease hold interests in all the Leased Real Property.

          (g)  Title to Assets.  The Company has good and marketable title to
               ---------------
all of its assets, in each case free and clear of all mortgages, liens, security interests, pledges, charges or encumbrances of any nature whatsoever.

          (h)  Contracts.  Except as described in Schedule 2.01(h) and except,
               ---------
in the case of contracts primarily involving the receipt or payment of money, for contracts involving the receipt of or payment of less than $25,000, the Company is not a party to or bound by any lease, agreement, contract or other commitment which relates in any way to the business of the Company (collectively, the "Contracts"). Each Contract is a valid and binding obligation of the Company and is in full force and effect. The Company has performed all material obligations required to be performed by it to date under the Contracts, is not (with or without the lapse of time or the giving of notice, or both) in breach or default in any material respect thereunder and is not alleged to be in breach or default in any material respect thereunder. All Contracts are in the name of the Company.

          Except as described in Schedule 2.01(h) and except, in the case of contracts primarily involving the receipt or payment of money, for contracts involving the receipt of or payment of less than $25,000, the Company is not a party to or bound by any of the types of agreement enumerated below:

          (i) agreement or contract not made in the ordinary course of business;

          (ii) agreement or contract with any Shareholders, director or employee of the Company or any of its subsidiaries, except for those agreements required by the Italian laws;

          (iii) agreement or contract which is oral; or

          (iv) agreement or contract the terms of which are known by the Shareholders to be unfavorable to the Company.

          (i)  Litigation. There are no lawsuits, claims, proceedings or
               ----------
investigations pending or, to the best knowledge of the Company, threatened by or against or affecting the Company or any of its properties, assets, operations or business which could in any way adversely affect the transactions contemplated by this Agreement or the value to the Buyer of the business being acquired by it, and the Shareholders are not aware of any reasonable basis for any such lawsuit, claim, proceeding or investigation.

     (j)  Licenses.  The Company holds each license, permit or other
          --------
governmental authorization (collectively hereinafter referred to as "Licenses") which is required for the operation of its business and, all such Licenses are in full force and effect and will remain in full force and effect notwithstanding the closing of the transactions contemplated hereby.

     (k)  Employee and Related Matters.  There are no employment-related claims,
          ----------------------------
actions, proceedings or investigations pending or, to the best knowledge of the Shareholders, threatened against or relating to the Company before any court, governmental, regulatory or administrative authority or body, or arbitrator or arbitration panel. The Company is not subject to any outstanding order, writ, judgment, injunction, decision, award, compliance order, consent decree, conciliation agreement, settlement agreement, affirmative action plan, determination letter or advisory of any court, governmental, regulatory or administrative authority or body, or arbitrator or arbitration panel. The Company is in compliance with all contracts, laws and regulatory requirements relating to employment matters.

     (l)  Absence of Changes or Events.  Since December 31, 1998, the business
          ----------------------------
of the Company has been conducted in the ordinary course and there has not been any material adverse change in the financial condition, results of operations, business, assets or prospects of the Company. Without limiting the generality of the foregoing, since December 31, 1998 the Company has not, except as described in Schedule 2.01(l)(i):

        (i) acquired or agreed to acquire any assets which are material, individually or in the aggregate, to the Company, except in the ordinary course of business consistent with prior practice;

        (ii) sold, leased or otherwise disposed of any of its assets, which are material, individually or in the aggregate, to the Company, except in the ordinary course of business consistent with prior practice;

        (iii) adopted or amended in any material respect any agreement with employees or benefit plans, other than in the ordinary course of business consistent with prior practice and in compliance with the Italian laws;

        (iv) increased the compensation of any employee other than in the ordinary course of business consistent with prior procedure and in compliance with the Italian laws;

        (v) sustained any material loss or damage to its properties, whether or not insured;

        (vi) issued capital stock or declared or paid a dividend or made any other payment from capital or surplus or other distribution of any nature, or directly or indirectly, redeemed, purchased or otherwise acquired or recapitalized or reclassified any of its capital stock or liquidated in whole or in part;

        (vii)  merged or consolidated with another corporation;

        (viii) created, incurred or assumed or committed to create, incur or assume indebtedness or other liability, except for accounts payable or other current liabilities which (1) are not for borrowed money, (2) were incurred in the usual and ordinary course of business and (3) have not been and will not be materially adverse to the general affairs, business, prospects, properties, financial condition, results of operations or net worth of the Company;

        (ix)  altered or amended its articles of incorporation or bylaws; or

        (x) entered into, materially amended or terminated any material contract, agreement, franchise, permit or license, except for those set forth into Schedule 2.01 (l)(ii).

   (m)  Compliance with Laws. The Company is not in violation of any law, order,
        --------------------
ordinance, rule or regulation of any governmental authority.

   (n)  No Broker's or Finder's Fees.  No agent, broker, investment banker,
        ----------------------------
person or firm acting on behalf of the Shareholders, the Company or any related entity is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated herein.

   (o)  Employee Benefit Plans. Except as set forth on Schedule 2.01(o),
        ----------------------
neither the Company nor any entity under common control with the Company maintains, is required to contribute to, or is required to provide benefits under, any plan, fund or program providing any pension, profit sharing, deferred compensation, severance pay, bonuses, incentive compensation, stock options, stock purchases, or any other form of retirement or deferred benefit, or any health, accident, dependent care, or other welfare benefit (a "Plan"), save as provided for by the Italian laws.

   (p)  Customers. Schedule 2.01(p) contains a true and correct list of the
        ---------
Company's largest 20 customers (as determined by dollar amount of orders) for each of the last two years. The Company has no information which would cause it to believe that any such customer will not continue to do business with Buyer after the Closing upon substantially the same terms and at such volumes as such customer did business with the Company prior to the Reference Date.

     (q)  Condition of Equipment. The equipment of the Company is in good
          ----------------------
operating condition, normal wear and tear excepted.

     (r)  Trademarks and Other Intellectual Property.  Except as set forth in
          ------------------------------------------
Schedule 2.01(r), there are no patents, trademarks, service marks, trade names, or applications therefor or registrations thereof ("Intellectual Property"), which have been used or owned within the last three years by the Company.
Schedule 2.01(r) contains a true and complete description of the rights of the Company with respect to each of such items of Intellectual Property. Except as set forth in Schedule 2.01(r), the Company has sole, full and clear title to all of such items of Intellectual Property, without any liens, encumbrances or restrictions whatsoever, and upon closing of the transactions contemplated hereby, the Company will continue to possess sole, full and clear title to all of such items of Intellectual Property, without any liens, encumbrances or restrictions whatsoever. The Company is not and, during the last two years, has not (i) infringed or violated any trademark, service mark, trade name, patent or copyright or other Intellectual Property right; or (ii) unlawfully or improperly used any trade secrets belonging to any third party. Without limiting the generality of the foregoing, with respect to the Ghepardo product:

           (1) The Company is the sole and rightful owner of all right, title and interest in and to any and all technology which is necessary or desirable in connection with such product (the "Technology") and, it has the unrestricted right to market, license and exploit the Technology;

           (2) At all times prior to Closing, the Company has taken and shall take all necessary steps to secure all right and title to and protect the Technology

     (including, without limitation, obtaining executed non-disclosure agreements with any third party having access to the Technology, and executed confidentiality and proprietary right assignment agreements with all employees and independent contractors performing work for the Company) and to prevent the disclosure of, publication of or other activity that would jeopardize any trade secret or confidential information related to the Technology;

          (3) There has been no disclosure of, publication of or other activity that would jeopardize any trade secret or confidential information related to the Technology;

          (4) The Technology does not infringe or misappropriate any third-party proprietary right;

          (5) No claims have been made in respect of the Technology and no demands of any third party have been made pertaining to the Technology, and no proceedings have been instituted or are pending or threatened that challenge the rights of the Company in respect thereof; and

          (6) All software, firmware and systems containing software or firmware related to the Technology (collectively, "Software Systems") shall accurately and automatically handle and process all dates (including without limitation all leap years), date values, and date-related data, including, without limitation, interpreting, calculating, comparing and sequencing and prior to, during, and after January 1, 2000.

     (s) Environmental Matters.  There have been no private or governmental
         ---------------------
claims, citations, complaints, notices of violation or letters made, issued to or threatened against the Company by any governmental entity or private or other party for the impairment or diminution of, or damage, injury or other adverse effects to, the environment or public health resulting, in whole or in part, from the ownership, use or operation of any of the facilities used by the Company past or present (the "Property").

          There are no hazardous materials or hazardous waste on, under, in or about the Property, including but not limited to the soil and groundwater at and below the Property, and surface water on and running through the Property.

          The Company has duly complied with, and the Property is in compliance with, the provisions of all Italian state and local environmental, health and safety laws, codes and ordinances and all rules and regulations promulgated thereunder.

          The Company has been issued and maintains all required federal, state and local permits, licenses, certificates and approvals with respect to the Property relating to (i) air emissions, (ii) discharges to surface water or groundwater, (iii) noise emissions, (iv) solid or liquid waste disposal, (v) the use, generation, storage, transportation or disposal of hazardous materials or hazardous wastes, or (vi) other environmental, health or safety matters.

          The Company has received no notice of, and neither knows of nor suspects, any fact(s) which might constitute violation(s) of any or Italian state or local environmental, health or safety laws, codes or ordinances, and any rules or regulations promulgated thereunder, which relate to the use, ownership or occupancy of the Property, and is not in violation of any covenants, conditions, easements, rights of way or restrictions affecting the Property or any rights appurtenant thereto.

          Except as set forth in Schedule 2.01(s), the Company has no information in its possession which pertains to the environmental history of the Property which has not been furnished to Buyer.

     (t) Tax Returns and Payments.  All VAT and any and all other Italian or
         ------------------------
Foreign, state and local tax returns and reports of the Company required by law to be filed (including without limitation returns and reports relating to required social funds, employment taxes, withholding and VAT) have been duly and timely filed, and all VAT, withholding taxes, employment taxes and any and all other taxes, required social funds, fees or other governmental charges of any nature shown on such returns and reports have been timely paid. All such filed tax returns and reports were correct and complete in all material respects. There is no asserted, or to the knowledge of the Shareholders proposed, deficiency for additional tax or governmental charge, and there is no tax proceeding pending before any agency or court to which the Company or the Shareholders is a party. There are no unpaid taxes of the Company which are a lien on its properties and assets, except liens for taxes not yet due and payable. All taxes not yet due and payable which require accrual under generally accepted accounting principles have been properly accrued on the books of account of the Company and are reflected in the Company's financial statements. The Company has incurred no tax obligations of any kind except in the ordinary course of business. No consents extending the statute of limitations have been filed by the Company with respect to the Company's tax liability for any fiscal year. The Company is currently not a beneficiary of any extension of time within which to file a tax return or report. All monies required to be collected or withheld by the Company in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party have been collected or withheld, and either paid to the respective governmental agencies or set aside in accounts for such purpose. The Company has no tax liability for the taxes of any other taxpayer, including as a transferee or successor, by contract or otherwise.

     (u)  Other Activities of the Shareholders. Neither the Shareholders nor any
          ------------------------------------
officer, director or other Key Employee of the Company owns, directly or indirectly, any interest or has any investment or profit participation in a corporation or other entity which is a competitor or potential competitor of or which otherwise, directly or indirectly, does business with the Company or Buyer, except as set forth in Schedule 2.01 (u), as well as possible shareholdings not exceeding the 0,25% of the stock capital of public companies.

     (v)  Related Party Transactions. The Company does not have outstanding
          --------------------------
loans or other advances to any of the Shareholders or any officer, director or other employee of the Company or to any entity in which any of the Shareholders or the Company has a direct or indirect interest, other than travel advances in the usual and ordinary course of business.

     (w)  No Undisclosed Liabilities. The Company has no obligations or
          --------------------------
liabilities except (i) liabilities and obligations which are described in
Schedule 2.01(w), and (ii) liabilities and obligations under any contracts set forth in Schedule 2.01(h).

     (x)  The Shareholder List. Set forth as Schedule 2.01(x) is a true and
          --------------------
accurate copy of the list of Shareholders of the Company.

     (y)  Disclosure. No representation or warranty made by the Shareholders in
          ----------
this Agreement and no statement contained in a certificate, schedule, list or other instrument or document specified in or delivered pursuant to this Agreement, whether heretofore furnished to the Buyer or hereafter required to be furnished to the Buyer (all such documents being taken as a whole), contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements contained herein or therein not misleading.

     (z)  Corporate Securities Law.  THE SALE OF THE BUYER COMMON STOCK WHICH
          -----------------------
ARE TO BE INTENDED AS A MEANS OF PAYMENT OF A PART OF THE PURCHASE PRICE OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED.

     (aa) Investment Representation.  Each of the  Shareholders acknowledges
          -------------------------
that he is aware that the Buyer Common Stock has not been registered under the Securities Act of 1933 (the "Securities Act"). In this connection, each Shareholder represents and warrants to Buyer that he is acquiring the Buyer Common Stock for investment and not with a view to or for sale in connection with any distribution thereof or with any present intention of selling any such Buyer Common Stock in connection with a distribution.

     (bb) Restricted Securities.  Each of the Shareholders understands that the
          ---------------------
Buyer Common Stock will be characterized as "Restricted Securities" under the federal securities laws inasmuch as the Buyer Common Stock is being acquired from the Buyer in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

     (cc) Legends.
          -------

     (i) Unless and until otherwise permitted, each certificate representing the Buyer Common Stock shall be stamped or otherwise imprinted with any legends restricting transfer required by the California Commissioner of Corporations, and the Buyer Common Stock may not be transferred except in compliance with the regulations of the Commissioner.

     (ii) The certificates representing the Buyer Common Stock shall be stamped or otherwise imprinted with a legend in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD PURSUANT TO REGULATION S UNDER THE ACT. THESE SECURITIES MAY NOT BE TRANSFERRED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS UNLESS IN ACCORDANCE WITH REGULATION S, OR PURSUANT TO REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE OFFERED, SOLD, MORTGAGED, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

THESE SECURITIES ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS AS SET FORTH IN THE LOCKUP AGREEMENT DATED AS OF FEBRUARY 22, 2000. COPIES OF THIS AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST OF THE HOLDER OF RECORD OF THE CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

     Such legend shall be removed by Buyer from any certificate upon delivery to it of an opinion by counsel satisfactory to Buyer, in form and substance satisfactory to Buyer, that a registration statement under the Securities Act is at the time in effect with respect to the shares evidenced by such certificate or that the shares evidenced by such certificate can be freely transferred without such registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Buyer Common Stock is issued.

     (iii) The certificates representing the Buyer Common Stock shall be stamped or otherwise imprinted with the legend referred to in the Lockup Agreement.

             (dd) Affiliates. Shareholders represent and guarantee to Buyer that
                  ----------
     all representations and warranties given to Buyer under Section 2.01 are also referred to and given with respect to all other entities under control of or related to the Company.

 SECTION 2.02 Representations and Warranties of Buyer.  Buyer represents and
 ----------------------------------------------------
warrants to, and agrees with, the Shareholders as follows:

             (a)  Organization.  Buyer is a corporation duly organized, validly
                  ------------
     existing and in good standing under the laws of the state of its incorporation.

             (b)  Binding Obligation. Buyer has all requisite corporate power
                  ------------------
and authority to enter into and perform its obligations under this Agreement. All corporate acts and other proceedings required to be taken by Buyer to authorize the execution, delivery and performance by Buyer of this Agreement and the transactions contemplated hereby, have been duly and properly taken. This Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms. The execution, delivery and performance by Buyer of this Agreement does not and will not conflict with, or result in any violation of, any provision of the Articles of Incorporation or By-laws of Buyer, or any provision of any law, ordinance, rule, regulation, judgment, order, decree, agreement, instrument or license applicable to Buyer or to its property or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to Buyer in connection with its execution, delivery or performance of this Agreement.

          (c)  Buyer Stock. The shares of Buyer Common Stock to be issued to the
               -----------
Shareholders pursuant to this Agreement will be validly issued, fully paid and nonassessable. At Closing, the Shareholders will acquire good and marketable title to all of such Buyer Commons Stock, free and clear of any lien, encumbrance, pledge, security interest or claim whatsoever.

     (d)  Right to the Shareholders. The Shareholders will have the right to
          ---------------------------
cause the Buyer to purchase the Buyer Common Stock at a per-share exercise price of $ 30 per share, on and only on the 90/th/ day (on May 22, 2000 only) from the Closing, provided that such a right be exercised by the Shareholders jointly with the other shareholders of the Company Mr. Giuliano Sala, Mr. Gian Piero Brandolini, Mr. Pietro Zucchini, Mr. Aldo Baccarani and Mr. Franco Montanari. Such right will expire if written notice signed by all of the Shareholders referred to in this Section 2.02 (d) is not received by Buyer on or before the close of business on May 22, 2000. The $ 30 per share price shall be appropriately adjusted to reflect any stock splits or similar transactions occurring prior to May 22, 2000.

                                  ARTICLE III
                                  -----------

                             Additional Agreements
                             ---------------------

          SECTION 3.01. Legal Conditions.  The Shareholders and Buyer will take
          ------------------------------
all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on the Company or Buyer with respect to the transactions contemplated hereby and will promptly cooperate with and furnish information to the other party in connection with any such requirements imposed upon such other party in connection with the transactions contemplated hereby. Each party will take all reasonable actions to obtain (and to cooperate with the other party in obtaining) any consent, authorization, order or approval of, or any exemption by, any governmental agency, commission, board, authority, court or other entity, or other third party, required to be obtained or made by the Company or by Buyer in connection with the transactions contemplated hereby or the taking of any action contemplated thereby or by this Agreement.

          SECTION 3.02.Expenses.  Whether or not the transactions contemplated
          ---------------------
hereby are consummated, all costs and expenses incurred by Buyer or the Shareholders in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs. Without limiting the generality of the foregoing, the Shareholders shall be solely responsible for the fees and expenses of their counsel in connection with the transactions contemplated hereby.

          SECTION 3.03. Additional Agreements.  Subject to the terms and
          -----------------------------------
conditions of this Agreement, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all reasonable action and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, whether before or after the Closing.

          SECTION 3.04. Press Releases.  None of the parties hereto shall issue
          ----------------------------
a press release or other publicity announcing the transactions contemplated hereby without the prior written approval of the other party, unless such disclosure is required by applicable law.

                                  ARTICLE IV
                                  ----------

                                Indemnification
                                ---------------

          SECTION 4.01. Warranty Claims.  Indemnification for Warranty Claims
          -----------------------------
shall be governed by this Section 4.01.

          (a)  By the Shareholders.  Except as hereinafter set forth, the
               -------------------
Shareholders shall jointly and severally indemnify and hold harmless on an after-tax basis Buyer, and its successors and assigns and its and their respective officers, directors, shareholders, employees and agents, against, and in respect of, any and all damages, claims, losses, liabilities and expenses, which arise out of: (i) any breach or violation of this Agreement by the Shareholders; or (ii) any breach of any of the representations, warranties or covenants made in this Agreement by the Shareholders; or (iii) any inaccuracy or misrepresentation in the Schedules hereto or in any certificate or document delivered in accordance with the terms of this Agreement by the Shareholders (collectively, "Warranty Claims"); provided however, that Buyer shall be entitled to indemnification hereunder only when, and only with respect to amounts by which, the aggregate of all such Warranty Claims exceeds $25,000.

     (b)  By Buyer.  Except as hereinafter set forth, Buyer shall indemnify and
          --------
hold harmless on an after-tax basis the Shareholders and their heirs, beneficiaries and estates against, and in respect of, any and all damages, claims, losses, liabilities and expenses, including, without limitation, reasonable legal, accounting and other expenses, which arise out of: (i) any breach or violation of this Agreement by Buyer; or (ii) any breach of any of the representations, warranties or covenants made in this Agreement by Buyer; or
(iii) any inaccuracy or misrepresentation in the Schedules hereto or in any certificate or document delivered in accordance with the terms of this Agreement by Buyer (collectively, "Warranty Claims"); provided however, that the Shareholders shall be entitled to indemnification hereunder only when, and only with respect to amounts by which, the aggregate of all such Warranty Claims exceeds $25,000.

          SECTION 4.02 Third Party Claims.  Without regard to the limitations
          -------------------------------
set forth in Section 4.01 hereof, the Shareholders shall jointly and severally indemnify and hold Buyer and its successors and assigns and its and their respective officers, directors, shareholders, employees and agents harmless on an after-tax basis against any and all damages, claims, losses, liabilities and expenses, including, without limitation, reasonable legal, accounting and other expenses, arising out of any legal, governmental or administrative actions, suit or proceeding against Buyer, including those included in Schedule 2.01(i) hereto, which legal governmental or administrative action, suit or proceeding arises from the conduct of the business of the Company or the ownership or condition of the properties owned or leased by the Company prior to Closing.

          SECTION 4.03. Notice of Claim.  Upon obtaining knowledge thereof, the
          -----------------------------
indemnified party shall within 60 days from said acknowledgement, notify the indemnifying party in writing of any damage, claim, loss, liability or expense which the indemnified party has determined has given or could give rise to a claim under Sections 4.01 or 4.02 (such written notice being hereinafter referred to as a "Notice of Claim"). A Notice of Claim shall contain a brief description of the nature and estimated amount of any such claim giving rise to a right of indemnification.

          SECTION 4.04. Defense of Third Party Claims.  With respect to any
          -------------------------------------------
claim or demand set forth in a Notice of Claim relating to a third party claim, the indemnifying party may defend, in good faith and at its expense, any such claim or demand, and the indemnified party, at its expense, shall have the right to participate in the defense of any such third party claim. So long as the indemnifying party is defending in good faith any such third party claim, the indemnified party shall not settle or compromise such third party claim. If the indemnifying party does not so elect to defend any such third party claim, the indemnified party shall have no obligation to do so.

                                   ARTICLE 5
                                   ---------

                              General Provisions
                              ------------------

          SECTION 5.01. Survival of Representations and Warranties.  All
          --------------------------------------------------------
representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing for a period of two years, and, thereafter, to the extent a claim is made prior to such expiration with respect to any breach of such representation, warranty or agreement, until such claim is finally determined or settled; provided, however, that all claims with respect to the tax matters or resulting from any action or threatened action by any federal, state or local taxing authority and all claims with respect to litigation by former Shareholders of the Company regardless of whether or not disclosed shall expire when the applicable period under the statute of limitations therefor (including any waivers thereof) shall have expired and cannot thereafter be asserted.

          SECTION 5.02. Notices.  All notices and other communications hereunder
          ---------------------
shall be in writing and shall be deemed given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (a)  if to Buyer to

               SUNRISE TELECOM, INC.
               22 Great Oaks Boulevard
               P.O. Box 899
               San Jose, CA 95119
               Attention:  Peter L. Eidelman

          with a copy to:  John F. Seegal, Esq.

               ORRICK, HERRINGTON & SUTCLIFFE LLP
               The Old Federal Reserve Bank Building
               400 Sansome Street
               San Francisco, California  94111

             (b) if to the Shareholders, to

               Mr Franco Messori
               Via San Lorenzo n. 20
               41051 Castelnuovo Rangone (MO)

          All notices given hereunder shall be deemed given at the time of personal delivery or, if mailed, on the earlier of actual receipt as shown on the registry receipt or three business days after the date of such mailing.

          SECTION 5.03. Interpretation.  When a reference is made in this
          ----------------------------
Agreement to Sections, Schedules or Exhibits, such reference shall be to a Section, Schedule or Exhibit to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. For purposes of contract interpretation, the parties agree that they are joint authors of this document.

          SECTION 5.04. Counterparts.  This Agreement may be executed in one or
          --------------------------
more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

          SECTION 5.05. Miscellaneous.  This Agreement, the documents and
          ---------------------------
instruments and other agreements between the parties hereto required by this Agreement (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, (b) is not intended to confer upon any other person any rights or remedies hereunder and (c) shall not be assigned by operation of law or otherwise except as otherwise specifically provided.

          SECTION 5.06. Governing Law.  This Agreement shall be governed in all
          ---------------------------
respects, including validity, interpretation and effect, by the substantive laws of the State of California.

          SECTION 5.07. No Waiver.  No term or provision of this Agreement shall
          -----------------------
be waived or any breach of this Agreement excused except in writing signed by the party that is claimed to have so waived or excused. No waiver of any provision of this Agreement shall constitute a waiver of any other provision. Any consent or waiver by any party to any breach of this Agreement by the other party, whether expressed or implied, shall not constitute a consent to, waiver of, or excuse for, any other breach. The failure of any party to give notice to the other party, or to take any other step in respect of, any breach of any provision of this Agreement shall not constitute a waiver thereof. Acceptance of payment by a party after the breach of any provision of this Agreement by the other party shall not constitute a waiver thereof.

          SECTION 5.08. Prevailing version. This agreement has been duly signed
          --------------------------------
by the parties also into the Italian version, provided that the Buyer and the Shareholders agree that in any case of disputes referred to the interpretation, fulfillment and/or termination of the Agreement, the English version shall apply.

          IN WITNESS WHEREOF, Buyer and the Shareholders have executed this Agreement, all as of the date first written above.

                              SUNRISE TELECOM, INC.


                              By_________________________________



                              SHAREHOLDERS:


                              ___________________________________

                              FRANCO MESSORI


                              ___________________________________
                              FRANCO CORRADINI


                              ___________________________________
                              ANGELO BACCARANI


                              ___________________________________
                              LUCIA BARBARA SILVANI

--------------------------------------------------------------------------------



                               MASTER  AGREEMENT





                       Effective as of February 22, 2000

                                     among






              FRANCO MESSORI, FRANCO CORRADINI, ANGELO BACCARANI,
                             LUCIA BARBARA SILVANI

                                      and

                             SUNRISE TELECOM, INC.

--------------------------------------------------------------------------------

ARTICLE I   Sale and Purchase of Common Stock

     SECTION 1.01.  Sale and Purchase.......................................... 1

     SECTION 1.02.  Closing.................................................... 1

            (a)  Shareholder Deliveries........................................ 1

            (b)  Buyer Deliveries.............................................. 2

            (c)  Short-form.................................................... 2

     SECTION 1.03.  The Purchase Price......................................... 2

     SECTION 1.04.  Adjustments to Purchase Price.............................. 2

     SECTION 1.05.  Repayment.................................................. 3

     SECTION 1.06.  Further Cooperation........................................ 3

ARTICLE II  Representations and Warranties

     SECTION 2.01.  Representations and Warranties of the Shareholders......... 3

            (a)  Organization.................................................. 3

            (b)  Authority To Do Business...................................... 3

            (c)  Binding Obligation............................................ 3

            (d)  Title to Quotas............................................... 3

            (e)  Capitalization................................................ 3

            (f)  Real Property................................................. 4

            (g)  Title to Assets............................................... 4

            (h)  Contracts..................................................... 4

            (i)  Litigation.................................................... 4

            (j)  Licenses...................................................... 4

            (k)  Employee and Related Matters.................................. 4

            (l)  Absence of Changes or Events.................................. 5

            (m)  Compliance with Laws.......................................... 5

            (n)  No Broker's or Finder's Fees.................................. 5

            (o)  Employee Benefit Plans........................................ 5

            (p)  Customers..................................................... 6

            (q)  Condition of Equipment........................................ 6

            (r)  Trademarks and Other Intellectual Property.................... 6

            (s)  Environmental Matters......................................... 7

            (t)  Tax Returns and Payments...................................... 7

            (u)  Other Activities of the Shareholders.......................... 8

            (v)  Related Party Transactions.................................... 8

            (w)  No Undisclosed Liabilities.................................... 8

            (x)  The Shareholder List.......................................... 8

            (y)  Disclosure.................................................... 8

            (z)  Corporate Securities Law...................................... 8

            (aa) Investment Representation..................................... 8

            (bb) Restricted Securities......................................... 8

            (cc) Legends....................................................... 9

            (dd) Affiliates.................................................... 9

     SECTION 2.02.  Representations and Warranties of Buyer.................... 9

            (a)  Organization.................................................. 10

            (b)  Binding Obligation............................................ 10

            (c)  Buyer Stock................................................... 10

            (d)  Right to the Shareholders..................................... 10

ARTICLE III Additional Agreements

     SECTION 3.01.  Legal Conditions........................................... 10

     SECTION 3.02.  Expenses................................................... 10

     SECTION 3.03.  Additional Agreements...................................... 11

     SECTION 3.04.  Press Releases............................................. 11

ARTICLE IV  Indemnification

     SECTION 4.01.  Warranty Claims............................................ 11

            (a)  By the Shareholders........................................... 11

            (b)  By Buyer...................................................... 11

     SECTION 4.02.  Third Party Claims......................................... 11

     SECTION 4.03.  Notice of Claim............................................ 12

     SECTION 4.04.  Defense of Third Party Claims.............................. 12

ARTICLE V   General Provisions

     SECTION 5.01.  Survival of Representations and Warranties................. 12

     SECTION 5.02.  Notices.................................................... 12

     SECTION 5.03.  Interpretation............................................. 13

     SECTION 5.04.  Counterparts............................................... 13

     SECTION 5.05.  Miscellaneous.............................................. 13

     SECTION 5.06.  Governing Law.............................................. 13

     SECTION 5.07.  No Waiver.................................................. 13

     SECTION 5.08. Prevailing version.......................................... 13

EXHIBIT A    NONCOMPETITION AGREEMENT..........................................
EXHIBIT B    EMPLOYMENT AGREEMENT..............................................
EXHIBIT C    LOCKUP AGREEMENT..................................................
EXHIBIT D    CONFIDENTIAL INFORMATION AND INVENTION ASSIGNMENT AGREEMENT.......
EXHIBIT E    SCHEDULE OF STOCK OPTION GRANTS...................................
EXHIBIT F    FORM OF STOCK OPTION AGREEMENT....................................
EXHIBIT G    SHORT-FORM........................................................

          THIS MASTER AGREEMENT (this "Agreement") is entered into as of February 22, 2000 (the "Effective Date"), by and among SUNRISE TELECOM, INC., a California corporation ("Buyer") represented by Paolo Barozzi Esq., born Novara on March 14, 1958, Fiscal Code BRZ PLA 58C14 F952B, domiciled at Milan, Via Vivaio n. 6, duly appointed, to such extent, through Special Powers of Attorney granted to the latter by virtue of Unanimous Written Consent of the Board of Directors of Buyer on February 15, 2000, and GIULIANO SALA, GIAN PIERO BRANDOLINI, PIETRO ZUCCHINI, ALDO BACCARANI, and FRANCO MONTANARI (the "Shareholders").

          WHEREAS, the Shareholders own, as hereinafter set forth, the quotas representing the 45% of the issued and outstanding stock capital (the "Quotas ") of Pro. Tel. S.r.l., an Italian limited liability company (the "Company"):

          (i)      Giuliano Sala             5%;
          (ii)     Gian Piero Brandolini  25,6%;
          (iii)    Pietro Zucchini         3,2%;
          (iv)     Aldo Baccarani            8%;
          (v)      Franco Montanari        3,2%;

          WHEREAS, the Shareholders desire to sell to Buyer, and Buyer desires to purchase from the Shareholders all of the Quotas .

          WHEREAS, the Board of Directors of Buyer has approved the acquisition of the Quotas by Buyer on the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained, the parties agree as follows:

                                   ARTICLE I

                       Sale and Purchase of Common Stock
                       ---------------------------------

          SECTION 1.01.  Sale and Purchase. Subject to the terms and conditions
                         -----------------
herein set forth, the Shareholders shall sell, assign and transfer to Buyer and Buyer shall purchase from the Shareholders the Quotas.

          SECTION 1.02.  Closing. The closing of the purchase and sale of the
                         -------
Quotas (the "Closing") will take place on February 22, 2000, at the offices of Anna Pellegrino Notary Public in Milan, Via Torquato Tasso No. 1.

     (a)  Shareholder Deliveries.  The Shareholders shall deliver to Buyer
          ----------------------
at the Closing:

          (i) Consents executed by all necessary parties whose consent to the transactions contemplated hereby is required under the terms of the Company's contracts, licenses or rights as listed in Schedule 1.02 (a) hereto.

          (ii) Lockup Agreements in substantially the form of Exhibit A hereto executed by each of the Shareholders.

          (iii) Confidential Information and Invention Assignment Agreements in substantially the form of Exhibit B hereto executed by each of the Shareholders and each of the Company's other employees.

     (b)  Buyer Deliveries.  Buyer shall deliver to the Shareholders at the
          ----------------
Closing:

          (i) Wire transfers payable to the Shareholders in the respective amounts indicated on Schedule 1.02(b) attached hereto and in the aggregate amount of $ 1.755 million

          (ii) Stock certificates registered in the names of the Shareholders in the respective amounts indicated on Schedule 1.02(b) attached hereto and evidencing a total of No. 74,999 Common Stock of Buyer.

     (c)  Short-form. At the Closing, the Buyer and the Shareholders
          ----------
(hereinafter jointly the "Parties") shall execute before the Italian Notary Public the agreement for the sale and purchase of the Quotas, the contents thereof being similar to those referred in Exhibit C

(hereinafter the "Short-form"). The Parties acknowledge that the Short-form shall be executed in compliance with the provisions of article 2479 of the Italian Civil Code. It is also agreed by the Parties that this Agreement shall, in any case and for all legal purposes, prevail over the Short-form.

          SECTION 1.03.  The Purchase Price. For purposes hereof the Purchase
                         ------------------
Price shall consist of the sum of $ 1.755 million, plus 74,999 shares of Buyer Common Stock (the "Buyer Common Stock") and shall be divided among and paid to each of the Shareholders as follows:

          (i)   Giuliano Sala           $ 195,000 plus No. 8,333 of shares of
Buyer Common Stock;

          (ii)  Gian Piero Brandolini   $ 998,400 plus No. 42,667 of shares of
Buyer Common Stock;

          (iii) Pietro Zucchini         $ 124,800 plus No. 5,333 of shares of
Buyer Common Stock;

          (iv)  Aldo Baccarani          $ 312,000 plus No. 13,333 of shares of
Buyer Common Stock;

          (v)   Franco Montanari        $ 124,800 plus No. 5,333 of shares of
Buyer Common Stock.

The Purchase Price shall be subject to adjustment as provided in Section 1.04 hereof.


          SECTION 1.04.  Adjustments to Purchase Price.  After the Closing,
                         -----------------------------
Buyer's accountants will prepare an audited balance sheet of the Company as of the Closing (the "Closing Balance Sheet"). If the Closing Balance Sheet reflects
(i) the absence of any debt other than ordinary course trade payables, (ii) Positive Net Assets and, (iii) in any case, the absence of any decline in Net Assets from the net assets reflected in the balance sheet of the Company as of December 31, 1999 audited by KPMG there shall be no adjustment to the Purchase Price. The Purchase Price shall be adjusted downward on a dollar-for-dollar basis by (i) the amount of debt other than ordinary course trade payables reflected on the Closing Balance Sheet, and (ii) the amount of any Negative Net Assets. For purposes hereof, Net Assets shall mean the sum of cash, accounts receivable and inventory less total liabilities; and the amount of any positive (or negative) Net Assets shall be the amount by which the Net Assets are greater than (or less than) zero.

          SECTION 1.05.  Repayment.  In the event of a Purchase Price adjustment
                         ---------
pursuant to Section 1.04, each Shareholder shall promptly pay his pro rata portion of such Purchase Price adjustment to Buyer in cash and/or Buyer Common Stock. In the event that any Shareholder fails to make any such repayment, Buyer, at its election may (i) cancel the corresponding number of shares of Buyer Common Stock held by such Shareholder, (ii) or take such other action as Buyer deems appropriate.

          SECTION 1.06.  Further Cooperation.  From time to time after the
                         -------------------
Closing, the Shareholders at Buyer's request and without further consideration, agrees to take or cause to be taken such further or other action as may reasonably be necessary or appropriate in order to effectuate the quotas purchase and sale contemplated by this Agreement.

                                  ARTICLE II

                        Representations and Warranties
                        ------------------------------

          SECTION 2.01.  Representations and Warranties of the Shareholders. The
                         --------------------------------------------------
Shareholders hereby jointly and severally represent and warrant to Buyer as follows:

          (a)  Organization.  The Company is a limited liability company duly
               ------------
organized, validly existing and in good standing under the laws of Italy.

          (b)  Authority To Do Business.  The Company has all requisite power
               ------------------------
and authority to own or lease and operate its properties and to carry on its business as now conducted.

          (c)  Binding Obligation.  This Agreement has been duly executed and
               ------------------
delivered by the Shareholders and constitutes a valid and binding obligation of the Shareholders enforceable in accordance with its terms. The execution, delivery and performance by the Shareholders of this Agreement does not and will not conflict with, or result in any violation of or default under, any provision of the Articles of Incorporation or By-laws of the Company or any ordinance, rule, regulation, judgment, order, decree, agreement, instrument or license applicable to the Company or to any of its respective properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to the Shareholders or the Company in connection with the Shareholders' execution, delivery of this Agreement or the performance by the Shareholders or the Company of the obligations contemplated hereby.

          (d)  Title to Quotas.  The Shareholders have good and marketable title
               ---------------
to all of the Quotas, free and clear of all claims, liens, security interests, pledges, charges or encumbrances of any nature whatsoever, and the transfer of the Quotas to Buyer pursuant to this Agreement will pass good and marketable title to the Quotas , free and clear of all claims, liens, security interests, pledges, charges or encumbrances of any nature whatsoever.

          (e)  Capitalization.  The Company's authorized capital stock is equal
               --------------
to ITL 500,000,000 and it is fully subscribed and paid in. No other equity securities of the Company other than the Quotas are authorized, issued or outstanding, and there are no outstanding options, warrants, agreements, contracts, calls, commitments, or demands of any character, preemptive or otherwise, other than the Agreement, relating to any of the Common Stock.

          (f)  Real Property.  Schedule 2.01(f) includes a complete list of all
               -------------
real property used by the Company, all of which real property is leased by the Company ("Leased Real Property"). Except as set forth on Schedule 2.01(f), the Company has valid lease hold interests in all the Leased Real Property.

          (g)  Title to Assets.  The Company has good and marketable title to
               ---------------
all of its assets, in each case free and clear of all mortgages, liens, security interests, pledges, charges or encumbrances of any nature whatsoever.

          (h)  Contracts.  Except as described in Schedule 2.01(h) and except,
               ---------
in the case of contracts primarily involving the receipt or payment of money, for contracts involving the receipt of or payment of less than $25,000, the Company is not a party to or bound by any lease, agreement, contract or other commitment which relates in any way to the business of the Company (collectively, the "Contracts"). Each Contract is a valid and binding obligation of the Company and is in full force and effect. The Company has performed all material obligations required to be performed by it to date under the Contracts, is not (with or without the lapse of time or the giving of notice, or both) in breach or default in any material respect thereunder and is not alleged to be in breach or default in any material respect thereunder. All Contracts are in the name of the Company.

          Except as described in Schedule 2.01(h) and except, in the case of contracts primarily involving the receipt or payment of money, for contracts involving the receipt of or payment of less than $25,000, the Company is not a party to or bound by any of the types of agreement enumerated below:

          (i) agreement or contract not made in the ordinary course of business;

          (ii) agreement or contract with any Shareholders, director or employee of the Company or any of its subsidiaries, except for those agreements required by the Italian laws;

          (iii) agreement or contract which is oral; or

          (iv) agreement or contract the terms of which are known by the Shareholders to be unfavorable to the Company.

     (i)  Litigation.  There are no lawsuits, claims, proceedings or
          ----------
investigations pending or, to the best knowledge of the Company, threatened by or against or affecting the Company or any of its properties, assets, operations or business which could in any way adversely affect the transactions contemplated by this Agreement or the value to the Buyer of the business being acquired by it, and the Shareholders are not aware of any reasonable basis for any such lawsuit, claim, proceeding or investigation.

     (j)  Licenses.  The Company holds each license, permit or other
          --------
governmental authorization (collectively hereinafter referred to as "Licenses") which is required for the operation of its business and, all such Licenses are in full force and effect and will remain in full force and effect notwithstanding the closing of the transactions contemplated hereby.

     (k)  Employee and Related Matters.  There are no employment-related claims,
          ----------------------------
actions, proceedings or investigations pending or, to the best knowledge of the Shareholders , threatened against or relating to the Company before any court, governmental, regulatory or administrative authority or body, or arbitrator or arbitration panel. The Company is not subject to any outstanding order, writ, judgment, injunction, decision, award, compliance order, consent decree, conciliation agreement, settlement agreement, affirmative action plan, determination letter or advisory of any court, governmental, regulatory or administrative authority or body, or arbitrator or arbitration panel. The Company is in compliance with all contracts, laws and regulatory requirements relating to employment matters.


     (l)  Absence of Changes or Events.  Since December 31, 1998, the business
          ----------------------------
of the Company has been conducted in the ordinary course and there has not been any material adverse change in the financial condition, results of operations, business, assets or prospects of the Company. Without limiting the generality of the foregoing, since December 31, 1998 the Company has not, except as described in Schedule 2.01(l)(i):

          (i) acquired or agreed to acquire any assets which are material, individually or in the aggregate, to the Company, except in the ordinary course of business consistent with prior practice;

          (ii) sold, leased or otherwise disposed of any of its assets, which are material, individually or in the aggregate, to the Company, except in the ordinary course of business consistent with prior practice;

          (iii) adopted or amended in any material respect any agreement with employees or benefit plans, other than in the ordinary course of business consistent with prior practice and in compliance with the Italian laws;

          (iv) increased the compensation of any employee other than in the ordinary course of business consistent with prior procedure and in compliance with the Italian laws;

          (v) sustained any material loss or damage to its properties, whether or not insured;

          (vi) issued capital stock or declared or paid a dividend or made any other payment from capital or surplus or other distribution of any nature, or directly or indirectly, redeemed, purchased or otherwise acquired or recapitalized or reclassified any of its capital stock or liquidated in whole or in part;

          (vii)  merged or consolidated with another corporation;

          (viii) created, incurred or assumed or committed to create, incur or assume indebtedness or other liability, except for accounts payable or other current liabilities which (1) are not for borrowed money, (2) were incurred in the usual and ordinary course of business and (3) have not been and will not be materially adverse to the general affairs, business, prospects, properties, financial condition, results of operations or net worth of the Company;

          (ix)   altered or amended its articles of incorporation or bylaws; or

          (x) entered into, materially amended or terminated any material contract, agreement, franchise, permit or license, except for those set forth into Schedule 2.01 (l)(ii).

     (m) Compliance with Laws. The Company is not in violation of any law,
         --------------------
order, ordinance, rule or regulation of any governmental authority.


     (n) No Broker's or Finder's Fees. No agent, broker, investment banker,
         ----------------------------
person or firm acting on behalf of the Shareholders, the Company or any related entity is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated herein.

     (o) Employee Benefit Plans.  Except as set forth on Schedule 2.01(o),
         ----------------------
neither the Company nor any entity under common control with the Company maintains, is required to contribute to, or is required to provide benefits under, any plan, fund or program providing any pension, profit sharing, deferred compensation, severance pay, bonuses, incentive compensation, stock options, stock purchases, or any other form of retirement or deferred benefit, or any health, accident, dependent care, or other welfare benefit (a "Plan"), save as provided for by the Italian laws.

     (p) Customers.  Schedule 2.01(p) contains a true and correct list of the
         ---------
Company's largest 20 customers (as determined by dollar amount of orders) for each of the last two years. The Company has no information which would cause it to believe that any such customer will not continue to do business with Buyer after the Closing upon substantially the same terms and at such volumes as such customer did business with the Company prior to the Reference Date.

     (q) Condition of Equipment.  The equipment of the Company is in good
         ----------------------
operating condition, normal wear and tear excepted.

     (r) Trademarks and Other Intellectual Property.  Except as set forth in
         ------------------------------------------
Schedule 2.01(r), there are no patents, trademarks, service marks, trade names, or applications therefor or registrations thereof ("Intellectual Property"), which have been used or owned within the last three years by the Company.
Schedule 2.01(r) contains a true and complete description of the rights of the Company with respect to each of such items of Intellectual Property. Except as set forth in Schedule 2.01(r), the Company has sole, full and clear title to all of such items of Intellectual Property, without any liens, encumbrances or restrictions whatsoever, and upon closing of the transactions contemplated hereby, the Company will continue to possess sole, full and clear title to all of such items of Intellectual Property, without any liens, encumbrances or restrictions whatsoever. The Company is not and, during the last two years, has not (i) infringed or violated any trademark, service mark, trade name, patent or copyright or other Intellectual Property right; or (ii) unlawfully or improperly used any trade secrets belonging to any third party. Without limiting the generality of the foregoing, with respect to the Ghepardo product:

          (1) The Company is the sole and rightful owner of all right, title and interest in and to any and all technology which is necessary or desirable in connection with such product (the "Technology") and, it has the unrestricted right to market, license and exploit the Technology;

          (2) At all times prior to Closing, the Company has taken and shall take all necessary steps to secure all right and title to and protect the Technology (including, without limitation, obtaining executed non-disclosure agreements with any third party having access to the Technology, and executed confidentiality and proprietary right assignment agreements with all employees and independent contractors performing work for the Company) and to prevent the disclosure of, publication of or other activity that would jeopardize any trade secret or confidential information related to the Technology;

          (3) There has been no disclosure of, publication of or other activity that would jeopardize any trade secret or confidential information related to the Technology;

          (4) The Technology does not infringe or misappropriate any third-party proprietary right;

          (5) No claims have been made in respect of the Technology and no demands of any third party have been made pertaining to the Technology, and no proceedings have been instituted or are pending or threatened that challenge the rights of the Company in respect thereof; and

          (6) All software, firmware and systems containing software or firmware related to the Technology (collectively, "Software Systems") shall accurately and automatically handle and process all dates (including without limitation all leap years), date values, and date-related data, including, without limitation, interpreting, calculating, comparing and sequencing and prior to, during, and after January 1, 2000.

     (s) Environmental Matters.  There have been no private or governmental
         ---------------------
claims, citations, complaints, notices of violation or letters made, issued to or threatened against the Company by any governmental entity or private or other party for the impairment or diminution of, or damage, injury or other adverse effects to, the environment or public health resulting, in whole or in part, from the ownership, use or operation of any of the facilities used by the Company past or present (the "Property").

          There are no hazardous materials or hazardous waste on, under, in or about the Property, including but not limited to the soil and groundwater at and below the Property, and surface water on and running through the Property.

          The Company has duly complied with, and the Property is in compliance with, the provisions of all Italian state and local environmental, health and safety laws, codes and ordinances and all rules and regulations promulgated thereunder.

          The Company has been issued and maintains all required federal, state and local permits, licenses, certificates and approvals with respect to the Property relating to (i) air emissions, (ii) discharges to surface water or groundwater, (iii) noise emissions, (iv) solid or liquid waste disposal, (v) the use, generation, storage, transportation or disposal of hazardous materials or hazardous wastes, or (vi) other environmental, health or safety matters.

          The Company has received no notice of, and neither knows of nor suspects, any fact(s) which might constitute violation(s) of any or Italian state or local environmental, health or safety laws, codes or ordinances, and any rules or regulations promulgated thereunder, which relate to the use, ownership or occupancy of the Property, and is not in violation of any covenants, conditions, easements, rights of way or restrictions affecting the Property or any rights appurtenant thereto.

          Except as set forth in Schedule 2.01(s), the Company has no information in its possession which pertains to the environmental history of the Property which has not been furnished to Buyer.

     (t) Tax Returns and Payments.  All VAT and any and all other Italian or
         ------------------------
Foreign, state and local tax returns and reports of the Company required by law to be filed (including without limitation returns and reports relating to required social funds, employment taxes, withholding and VAT) have been duly and timely filed, and all VAT, withholding taxes, employment taxes and any and all other taxes, required social funds, fees or other governmental charges of any nature shown on such returns and reports have been timely paid. All such filed tax returns and reports were correct and complete in all material respects. There is no asserted, or to the knowledge of the Shareholders proposed, deficiency for additional tax or governmental charge, and there is no tax proceeding pending before any agency or court to which the Company or the Shareholders is a party. There are no unpaid taxes of the Company which are a lien on its properties and assets, except liens for taxes not yet due and payable. All taxes not yet due and payable which require accrual under generally accepted accounting principles have been properly accrued on the books of account of the Company and are reflected in the Company's financial statements. The Company has incurred no tax obligations of any kind except in the ordinary course of business. No consents extending the statute of limitations have been filed by the Company with respect to the Company's tax liability for any fiscal year. The Company is currently not a beneficiary of any extension of time within which to file a tax return or report.

All monies required to be collected or withheld by the Company in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party have been collected or withheld, and either paid to the respective governmental agencies or set aside in accounts for such purpose. The Company has no tax liability for the taxes of any other taxpayer, including as a transferee or successor, by contract or otherwise.

     (u) Other Activities of the Shareholders.  Neither the Shareholders nor any
         ------------------------------------
officer, director or other Key Employee of the Company owns, directly or indirectly, any interest or has any investment or profit participation in a corporation or other entity which is a competitor or potential competitor of or which otherwise, directly or indirectly, does business with the Company or Buyer, except as set forth in Schedule 2.01 (u), as well as possible shareholdings not exceeding the 0,25% of the stock capital of public companies.

     (v) Related Party Transactions.  The Company does not have outstanding
         --------------------------
loans or other advances to any of the Shareholders or any officer, director or other employee of the Company or to any entity in which any of the Shareholders or the Company has a direct or indirect interest, other than travel advances in the usual and ordinary course of business.

     (w) No Undisclosed Liabilities.  The Company has no obligations or
         --------------------------
liabilities except (i) liabilities and obligations which are described in
Schedule 2.01(w), and (ii) liabilities and obligations under any contracts set forth in Schedule 2.01(h).

     (x) The Shareholder List.  Set forth as Schedule 2.01(x) is a true and
         --------------------
accurate copy of the list of Shareholders of the Company.

     (y) Disclosure.  No representation or warranty made by the Shareholders in
         ----------
this Agreement and no statement contained in a certificate, schedule, list or other instrument or document specified in or delivered pursuant to this Agreement, whether heretofore furnished to the Buyer or hereafter required to be furnished to the Buyer (all such documents being taken as a whole), contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements contained herein or therein not misleading.

     (z)  Corporate Securities Law. THE SALE OF THE BUYER COMMON STOCK WHICH ARE
          ------------------------
TO BE INTENDED AS A MEANS OF PAYMENT OF A PART OF THE PURCHASE PRICE OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED.

     (aa) Investment Representation.  Each of the  Shareholders acknowledges
          -------------------------
that he is aware that the Buyer Common Stock has not been registered under the Securities Act of 1933 (the "Securities Act"). In this connection, each Shareholder represents and warrants to Buyer that he is acquiring the Buyer Common Stock for investment and not with a view to or for sale in connection with any distribution thereof or with any present intention of selling any such Buyer Common Stock in connection with a distribution.

     (bb) Restricted Securities.  Each of the Shareholders understands that the
          ---------------------
Buyer Common Stock will be characterized as "Restricted Securities" under the federal securities laws inasmuch as the Buyer Common Stock is being acquired from the Buyer in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

     (cc) Legends.
          -------
     (i) Unless and until otherwise permitted, each certificate representing the Buyer Common Stock shall be stamped or otherwise imprinted with any legends restricting transfer required by the California Commissioner of Corporations, and the Buyer Common Stock may not be transferred except in compliance with the regulations of the Commissioner.

     (ii) The certificates representing the Buyer Common Stock shall be stamped or otherwise imprinted with a legend in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD PURSUANT TO REGULATION S UNDER THE ACT. THESE SECURITIES MAY NOT BE TRANSFERRED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS UNLESS IN ACCORDANCE WITH REGULATION S, OR PURSUANT TO REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE OFFERED, SOLD, MORTGAGED, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

THESE SECURITIES ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS AS SET FORTH IN THE LOCKUP AGREEMENT DATED AS OF FEBRUARY 22, 2000. COPIES OF THIS AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST OF THE HOLDER OF RECORD OF THE CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

     Such legend shall be removed by Buyer from any certificate upon delivery to it of an opinion by counsel satisfactory to Buyer, in form and substance satisfactory to Buyer, that a registration statement under the Securities Act is at the time in effect with respect to the shares evidenced by such certificate or that the shares evidenced by such certificate can be freely transferred without such registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Buyer Common Stock is issued.

     (iii) The certificates representing the Buyer Common Stock shall be stamped or otherwise imprinted with the legend referred to in the Lockup Agreement.

               (dd) Affiliates. Shareholders represent and guarantee to Buyer
                    ----------
     that all representations and warranties given to Buyer under Section 2.01 are also referred to and given with respect to all other entities under control of or related to the Company.

SECTION 2.02  Representations and Warranties of Buyer.  Buyer represents and
-----------------------------------------------------
warrants to, and agrees with, the Shareholders as follows:

               (a) Organization. Buyer is a corporation duly organized, validly
                   ------------
     existing and in good standing under the laws of the state of its incorporation.

               (b) Binding Obligation. Buyer has all requisite corporate power
                   ------------------
and authority to enter into and perform its obligations under this Agreement. All corporate acts and other proceedings required to be taken by Buyer to authorize the execution, delivery and performance by Buyer of this Agreement and the transactions contemplated hereby, have been duly and properly taken. This Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms. The execution, delivery and performance by Buyer of this Agreement does not and will not conflict with, or result in any violation of, any provision of the Articles of Incorporation or By-laws of Buyer, or any provision of any law, ordinance, rule, regulation, judgment, order, decree, agreement, instrument or license applicable to Buyer or to its property or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to Buyer in connection with its execution, delivery or performance of this Agreement.

          (c) Buyer Stock. The shares of Buyer Common Stock to be issued to the
              -----------
Shareholders pursuant to this Agreement will be validly issued, fully paid and nonassessable. At Closing, the Shareholders will acquire good and marketable title to all of such Buyer Commons Stock, free and clear of any lien, encumbrance, pledge, security interest or claim whatsoever.

     (d)  Right to the Shareholders. The Shareholders will have the right to
          -------------------------
cause the Buyer to purchase the Buyer Common Stock at a per-share exercise price of $ 30 per share, on and only on the 90th day (on May 22, 2000 only) from the Closing, provided that such a right be exercised by the Shareholders jointly with the other shareholders of the Company Mr.Franco Messori, Mr. Franco Corradini, Mr. Angelo Baccarani and Mrs. Lucia Barbara Silvani. Such right will expire if written notice signed by all of the Shareholders referred to in this
Section 2.02 (d) is not received by Buyer on or before the close of business on May 22, 2000. The $ 30 per share price shall be appropriately adjusted to reflect any stock splits or similar transactions occurring prior to May 22, 2000.

                                  ARTICLE III
                                  -----------

                             Additional Agreements
                             ---------------------

          SECTION 3.01. Legal Conditions.  The Shareholders and Buyer will take
          ------------------------------
all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on the Company or Buyer with respect to the transactions contemplated hereby and will promptly cooperate with and furnish information to the other party in connection with any such requirements imposed upon such other party in connection with the transactions contemplated hereby. Each party will take all reasonable actions to obtain (and to cooperate with the other party in obtaining) any consent, authorization, order or approval of, or any exemption by, any governmental agency, commission, board, authority, court or other entity, or other third party, required to be obtained or made by the Company or by Buyer in connection with the transactions contemplated hereby or the taking of any action contemplated thereby or by this Agreement.

          SECTION 3.02. Expenses.  Whether or not the transactions contemplated
          ----------------------
hereby are consummated, all costs and expenses incurred by Buyer or the Shareholders in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs. Without limiting the generality of the foregoing, the Shareholders shall be solely responsible for the fees and expenses of their counsel in connection with the transactions contemplated hereby.

          SECTION 3.03. Additional Agreements.  Subject to the terms and
          -----------------------------------
conditions of this Agreement, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all reasonable action and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, whether before or after the Closing.

          SECTION 3.04. Press Releases.  None of the parties hereto shall issue
          ----------------------------
a press release or other publicity announcing the transactions contemplated hereby without the prior written approval of the other party, unless such disclosure is required by applicable law.

                                  ARTICLE IV
                                  ----------

                                Indemnification
                                ---------------

          SECTION 4.01. Warranty Claims.  Indemnification for Warranty Claims
          -----------------------------
shall be governed by this Section 4.01.

          (a) By the Shareholders. Except as hereinafter set forth, the Shareholders shall jointly and severally indemnify and hold harmless on an after-tax basis Buyer, and its successors and assigns and its and their respective officers, directors, shareholders, employees and agents, against, and in respect of, any and all damages, claims, losses, liabilities and expenses, including, without limitation, reasonable legal, accounting and other expenses, which arise out of:
(i) any breach or violation of this Agreement by the Shareholders; or (ii) any breach of any of the representations, warranties or covenants made in this Agreement by the Shareholders; or (iii) any inaccuracy or misrepresentation in the Schedules hereto or in any certificate or document delivered in accordance with the terms of this Agreement by the Shareholders (collectively, "Warranty Claims"); provided however, that Buyer shall be entitled to indemnification hereunder only when, and only with respect to amounts by which, the aggregate of all such Warranty Claims exceeds $25,000.

          (b) By Buyer. Except as hereinafter set forth, Buyer shall indemnify
              --------
and hold harmless on an after-tax basis the Shareholders and their heirs, beneficiaries and estates against, and in respect of, any and all damages, claims, losses, liabilities and expenses, including, without limitation, reasonable legal, accounting and other expenses, which arise out of: (i) any breach or violation of this Agreement by Buyer; or (ii) any breach of any of the representations, warranties or covenants made in this Agreement by Buyer; or
(iii) any inaccuracy or misrepresentation in the Schedules hereto or in any certificate or document delivered in accordance with the terms of this Agreement by Buyer (collectively, "Warranty Claims"); provided however, that the Shareholders shall be entitled to indemnification hereunder only when, and only with respect to amounts by which, the aggregate of all such Warranty Claims exceeds $25,000.

          SECTION 4.02 Third Party Claims.  Without regard to the limitations
          -------------------------------
set forth in Section 4.01 hereof, the Shareholders shall jointly and severally indemnify and hold Buyer and its successors and assigns and its and their respective officers, directors, shareholders, employees and agents harmless on an after-tax basis against any and all damages, claims, losses, liabilities and expenses, including, without limitation, reasonable legal, accounting and other expenses, arising out of any legal, governmental or administrative actions, suit or proceeding against Buyer, including those included in Schedule 2.01(i) hereto, which legal governmental or administrative action, suit or proceeding arises from the conduct of the business of the Company or the ownership or condition of the properties owned or leased by the Company prior to Closing.

          SECTION 4.03. Notice of Claim.  Upon obtaining knowledge thereof, the
          -----------------------------
indemnified party shall within 60 days from said acknowledgement, notify the indemnifying party in writing of any damage, claim, loss, liability or expense which the indemnified party has determined has given or could give rise to a claim under Sections 4.01 or 4.02 (such written notice being hereinafter referred to as a "Notice of Claim"). A Notice of Claim shall contain a brief description of the nature and estimated amount of any such claim giving rise to a right of indemnification.

          SECTION 4.04. Defense of Third Party Claims.  With respect to any
          -------------------------------------------
claim or demand set forth in a Notice of Claim relating to a third party claim, the indemnifying party may defend, in good faith and at its expense, any such claim or demand, and the indemnified party, at its expense, shall have the right to participate in the defense of any such third party claim. So long as the indemnifying party is defending in good faith any such third party claim, the indemnified party shall not settle or compromise such third party claim. If the indemnifying party does not so elect to defend any such third party claim, the indemnified party shall have no obligation to do so.

                                   ARTICLE 5
                                   ---------

                              General Provisions
                              ------------------

          SECTION 5.01. Survival of Representations and Warranties.  All
          --------------------------------------------------------
representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing for a period of two years, and, thereafter, to the extent a claim is made prior to such expiration with respect to any breach of such representation, warranty or agreement, until such claim is finally determined or settled; provided, however, that all claims with respect to the tax matters or resulting from any action or threatened action by any federal, state or local taxing authority and all claims with respect to litigation by former Shareholders of the Company regardless of whether or not disclosed shall expire when the applicable period under the statute of limitations therefor (including any waivers thereof) shall have expired and cannot thereafter be asserted.

          SECTION 5.02. Notices.  All notices and other communications hereunder
          ---------------------
shall be in writing and shall be deemed given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (a)  if to Buyer to

               SUNRISE TELECOM, INC.
               22 Great Oaks Boulevard
               P.O. Box 899
               San Jose, CA 95119

               Attention: Peter L. Eidelman

          with a copy to: John F. Seegal, Esq.

               ORRICK, HERRINGTON & SUTCLIFFE LLP

                The Old Federal Reserve Bank Building
                Sansome Street
                400 San Francisco, California 94111

           (b) if to the Shareholders, to

                Mr Giuliano Sala
                Via P. Vitruvio n. 34
                41100 Modena

          All notices given hereunder shall be deemed given at the time of personal delivery or, if mailed, on the earlier of actual receipt as shown on the registry receipt or three business days after the date of such mailing.

          SECTION 5.03. Interpretation.  When a reference is made in this
          ----------------------------
Agreement to Sections, Schedules or Exhibits, such reference shall be to a Section, Schedule or Exhibit to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. For purposes of contract interpretation, the parties agree that they are joint authors of this document.

          SECTION 5.04. Counterparts.  This Agreement may be executed in one or
          --------------------------
more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

          SECTION 5.05. Miscellaneous.  This Agreement, the documents and
          ---------------------------
instruments and other agreements between the parties hereto required by this Agreement (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, (b) is not intended to confer upon any other person any rights or remedies hereunder and (c) shall not be assigned by operation of law or otherwise except as otherwise specifically provided.

          SECTION 5.06. Governing Law.  This Agreement shall be governed in all
          ---------------------------
respects, including validity, interpretation and effect, by the substantive laws of the State of California.

          SECTION 5.07. No Waiver.  No term or provision of this Agreement shall
          -----------------------
be waived or any breach of this Agreement excused except in writing signed by the party that is claimed to have so waived or excused. No waiver of any provision of this Agreement shall constitute a waiver of any other provision. Any consent or waiver by any party to any breach of this Agreement by the other party, whether expressed or implied, shall not constitute a consent to, waiver of, or excuse for, any other breach. The failure of any party to give notice to the other party, or to take any other step in respect of, any breach of any provision of this Agreement shall not constitute a waiver thereof. Acceptance of payment by a party after the breach of any provision of this Agreement by the other party shall not constitute a waiver thereof.

          SECTION 5.08. Prevailing version. This agreement has been duly signed
          --------------------------------
by the parties also into the Italian version, provided that the Buyer and the Shareholders agree that in any case of disputes referred to the interpretation, fulfillment and/or termination of the Agreement, the English version shall apply.

          IN WITNESS WHEREOF, Buyer and the Shareholders have executed this Agreement, all as of the date first written above.

                                               SUNRISE TELECOM, INC.

                                               By ______________________________

                                           SHAREHOLDERS:

                                           _____________________________________
                                           GIULIANO SALA

                                           _____________________________________
                                           GIAN PIERO BRANDOLINI

                                           _____________________________________
                                           PIERO ZUCCHINI

                                           _____________________________________
                                           ALDO BACCARANI

                                           _____________________________________
                                           FRANCO MONTANARI

________________________________________________________________________________

                               MASTER AGREEMENT




                       Effective as of February 22, 2000

                                     among

            GIULIANO SALA, GIAN PIERO BRANDOLINI, PIETRO ZUCCHINI,
                       ALDO BACCARANI, FRANCO MONTANARI

                                      and

                             SUNRISE TELECOM, INC.

________________________________________________________________________________

ARTICLE I Sale and Purchase of Common Stock

     SECTION 1.01.  Sale and Purchase....................................... 1

     SECTION 1.02.  Closing................................................. 1

          (a)  Shareholder Deliveries....................................... 1

          (b)  Buyer Deliveries............................................. 1

          (c)  Short-form................................................... 2

     SECTION 1.03.  The Purchase Price...................................... 2

     SECTION 1.04.  Adjustments to Purchase Price........................... 2

     SECTION 1.05.  Repayment............................................... 2

     SECTION 1.06.  Further Cooperation..................................... 3

ARTICLE II Representations and Warranties

     SECTION 2.01.  Representations and Warranties of the Shareholders...... 3

          (a)  Organization................................................. 3

          (b)  Authority To Do Business..................................... 3

          (c)  Binding Obligation........................................... 3

          (d)  Title to  Quotas............................................. 3

          (e)  Capitalization............................................... 3

          (f)  Real Property................................................ 3

          (g)  Title to Assets.............................................. 3

          (h)  Contracts.................................................... 3

          (i)  Litigation................................................... 4

          (j)  Licenses..................................................... 4

          (k)  Employee and Related Matters................................. 4

          (l)  Absence of Changes or Events................................. 4

          (m)  Compliance with Laws......................................... 5

          (n)  No Broker's or Finder's Fees................................. 5

          (o)  Employee Benefit Plans....................................... 5

          (p)  Customers.................................................... 5

          (q)  Condition of Equipment....................................... 5

          (r)  Trademarks and Other Intellectual Property................... 6

          (s)  Environmental Matters........................................ 6

          (t)  Tax Returns and Payments..................................... 6

          (u)  Other Activities of the Shareholders......................... 6

          (v)  Related Party Transactions................................... 8

          (w)  No Undisclosed Liabilities................................... 8

          (x)  The Shareholder List......................................... 8

          (y)  Disclosure................................................... 8

          (z)  Corporate Securities Law..................................... 8

          (aa) Investment Representation.................................... 8

          (bb) Restricted Securities........................................ 8

          (cc) Legends...................................................... 8

          (dd) Affiliates................................................... 9

     SECTION 2.02.  Representations and Warranties of Buyer................. 9

          (a)  Organization................................................. 9

          (b)  Binding Obligation........................................... 9

          (c)  Buyer Stock.................................................. 10

          (d)  Right to the Shareholders.................................... 10

ARTICLE III Additional Agreements

     SECTION 3.01.  Legal Conditions........................................ 10

     SECTION 3.02.  Expenses................................................ 10

     SECTION 3.03.  Additional Agreements................................... 10

     SECTION 3.04.  Press Releases.......................................... 11

ARTICLE IV Indemnification

     SECTION 4.01.  Warranty Claims......................................... 11

          (a)  By the Shareholders.......................................... 11

          (b)  By Buyer..................................................... 11

     SECTION 4.02.  Third Party Claims...................................... 11

     SECTION 4.03.  Notice of Claim......................................... 11

     SECTION 4.04.  Defense of Third Party Claims........................... 12

ARTICLE V General Provisions

     SECTION 5.01.  Survival of Representations and Warranties.............. 12

     SECTION 5.02.  Notices................................................. 12

     SECTION 5.03.  Interpretation.......................................... 13

     SECTION 5.04.  Counterparts............................................ 13

     SECTION 5.05.  Miscellaneous........................................... 13

     SECTION 5.06.  Governing Law........................................... 13

     SECTION 5.07.  No Waiver............................................... 13

     SECTION 5.08.  Prevailing version...................................... 13

EXHIBIT A    LOCKUP AGREEMENT...............................................
EXHIBIT B    CONFIDENTIAL INFORMATION AND INVENTION ASSIGNMENT AGREEMENT....
EXHIBIT C    SHORT-FORM.....................................................